Exhibit 99.2




                      LEXINGTON CORPORATE PROPERTIES TRUST

                         SUPPLEMENTAL REPORTING PACKAGE

                  For the nine months ended September 30, 2005




                                Table of Contents

           Income Statements...............................................   1
           Balance Sheets..................................................   2
           Combined Joint Venture Income Statement.........................   3
           Third Quarter Transaction Summary...............................   4
           Second Quarter Transaction Summary..............................   6
           First Quarter Transaction Summary...............................   9
           Property Holdings...............................................  10
           Properties by Location..........................................  22
           Lease Rollover Schedules........................................  23
           Mortgages and Notes Payable.....................................  25
           Revenue by Tenant Industry......................................  31
           Revenue by MSA..................................................  32
           Other Revenue Data..............................................  34

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                  (dollars in thousands, except per share data)


                                                                         Three Months Ended                  Nine Months Ended
                                                                            September 30,                      September 30,
                                                                           2005             2004              2005             2004
                                                                           ----             ----              ----             ----
Gross revenues:
     Rental                                                       $      51,023    $      35,066     $     133,309    $      99,925
     Advisory fees                                                          995            1,448             4,186            3,174
     Tenant reimbursements                                                4,213            1,293             7,207            3,958
                                                                     ----------       ----------        ----------       ----------
           Total gross revenues                                          56,231           37,807           144,702          107,057


Expense applicable to revenues:
     Depreciation and amortization                                      (20,600)         (10,909)          (50,322)         (27,411)
     Property operating                                                  (7,929)          (2,906)          (15,978)          (7,704)
General and administrative                                               (4,164)          (3,987)          (13,175)          (9,997)
Non-operating income                                                        337            1,807             1,189            2,563
Interest and amortization expense                                       (18,597)         (12,344)          (47,264)         (33,550)
Debt satisfaction gains, net                                                 --               --             4,632              --
                                                                     -----------       -----------        ----------       ---------

 Income before (provision) benefit for income taxes, minority interests, equity in earnings of non-consolidated entities
     and discontinued operations                                          5,278            9,468            23,784           30,958
(Provision) benefit for income taxes                                        111             (350)               44           (1,817)
Minority interests                                                         (791)            (673)           (3,002)          (2,740)
Equity in earnings of non-consolidated entities                           2,328            1,862             5,087            5,383
                                                                     ----------       ----------        ----------       ----------
Income from continuing operations                                         6,926           10,307            25,913           31,784
                                                                     ----------       ----------        ----------       ----------

Discontinued operations, net of minority interest:
     Income from discontinued operations                                    656            1,418             2,676            4,684
     Impairment charges                                                    (207)            (562)             (800)          (2,775)
     Gains on sales of properties                                         1,595               --             6,656            4,065
                                                                     ----------       -----------        ----------       ----------
     Total discontinued operations                                        2,044              856             8,532            5,974
                                                                     ----------       ----------        ----------       ----------
Net income                                                                8,970           11,163            34,445           37,758
Dividends attributable to preferred shares - Series B                    (1,590)          (1,590)           (4,770)          (4,770)
Dividends attributable to preferred shares - Series C                    (2,519)              --            (7,556)             --
                                                                     -----------      -----------        -----------      ---------
Net income allocable to common shareholders                       $       4,861    $       9,573     $      22,119    $      32,988
                                                                     ==========       ==========        ==========       ==========

Funds from operations(1)                                          $      30,213    $      23,571     $      87,354    $      65,128
                                                                     ==========       ==========        ==========       ==========
Per share/unit
     Basic net income                                             $        0.10    $        0.20     $        0.45    $        0.72
     Diluted net income                                           $        0.08    $        0.19     $        0.41    $        0.71
     Funds from operations(1)-basic                               $        0.49    $        0.44     $        1.45    $        1.27
     Funds from operations(1)-diluted                             $        0.49    $        0.44     $        1.44    $        1.26

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)



                                                               9/30/05             12/31/04
                                                               -------             --------

Real estate, at cost                                     $      1,932,746     $      1,407,872
Accumulated depreciation                                         (225,225)            (180,610)
Investment in joint ventures                                      168,159              132,738
Properties held for sale - discontinued operations                 48,222               13,216
Intangible assets, net                                            137,101               54,736
Cash and cash equivalents                                          61,115              146,957
Deferred expenses, net                                             13,209                7,860
Rent receivable                                                     2,717                4,123
Rent receivable - deferred                                         25,688               23,923
Due from affiliates                                                    --               45,800
Other assets                                                       49,869               40,472
                                                              -----------          -----------
                                                         $      2,213,601     $      1,697,087
                                                              ===========          ===========

Mortgages and notes payable                                     1,186,907     $        765,144
Liabilities - discontinued operations                              26,748                1,688
Other liabilities                                                  21,978               22,388
Prepaid rent                                                       10,015                3,818
Minority interests                                                 56,401               56,759
Shareholders' equity                                              911,552              847,290
                                                              -----------          -----------
                                                         $      2,213,601     $      1,697,087
                                                              ===========          ===========

Common shares                                                  51,974,639           48,621,273
Preferred shares - Series B                                     3,160,000            3,160,000
Preferred shares - Series C                                     3,100,000            2,700,000
Operating partnership units                                     5,371,163            5,408,699
                                                              -----------          -----------
                                                               63,605,802           59,889,972
                                                              ===========          ===========



1 The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                                  JOINT VENTURE

                     COMBINED CONDENSED STATEMENTS OF INCOME
                             (dollars in thousands)


                                              Three Months Ended        Nine Months Ended
                                              September 30, 2005       September 30, 2005
                                              ------------------       ------------------

Gross Revenue                                      $    11,584               $      32,156
                                                      --------                  ----------

Expenses:
Depreciation and amortization                            4,575                      11,840
Interest and amortization                                4,247                      11,753
Other income and expenses                                1,685                       4,693
Debt satisfaction                                          650                         650
                                                      --------                  ----------
                                                        11,157                      28,936
                                                      --------                  ----------

Income before gain on sale of properties                   427                       3,220
Gain on sale of properties                               1,740                       1,740
                                                      --------                  ----------

Net income                                         $     2,167               $       4,960
                                                      ========                  ==========

                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2005 Third Quarter Transaction Summary



Acquisitions ($000's)
                                                                                     Average                Current
                                                                                      Annual    Average      Annual  Current
                                                           Property   Capitalized      GAAP       GAAP        Cash    Cash    Lease
Tenants/Guarantors                     Location            Type          Costs      Rent, net    Yield     Rent, net  Yield   Term
------------------                     --------            ----          -----      ---------    -----     ---------  -----   ----

California Culinary Academy, LLC (1)
  (Career Education Corp.)             San Francisco, CA   Office     $   36,905   $   2,469        6.7%  $   2,492     6.8%  Nov-19
Georgia Power Company (2)              McDonough, GA       Office         19,761       1,511        7.6       1,421     7.2   Jun-15
Omnipoint Holdings, Inc. (2)
  (T-Mobile USA, Inc.)                 Oakland, ME         Office         14,044       1,366        9.7       1,192     8.5   Aug-20
TI Group Automotive Systems, LLC       Lavonia, GA         Industrial     14,379       1,200        8.3       1,200     8.3   May-20
                                                                       ---------    --------        ---    --------     ---
                                                                      $   85,089   $   6,546        7.7%  $   6,305     7.4%
                                                                       =========    ========        ===    ========     ===

Completed Expansions ($000's)
                                                                                     Average                Current
                                                           Expanded                  Annual     Average     Annual
                                              Property      Square     Capitalized    GAAP       GAAP     Cash Rent,   Cash
Tenants/Guarantors               Location     Type           Feet         Costs     Rent, net    Yield        net      Yield
------------------               --------     ----           ----         -----     ---------    -----        ---      -----
Harbor Freight Tools (Central
  Purchasing, Inc.)              Dillon, SC   Industrial      536,386  $  13,154    $  1,107       8.4%   $   1,107     8.4%
Owens Corning                    Chester, SC  Industrial      226,706      6,404         567       8.9          567     8.9
                                                              -------    -------      ------       ---        -----     ---
                                                              763,092  $  19,558    $  1,674       8.6%   $   1,674     8.6%
                                                              =======    =======      ======       ===        =====     ===

Dispositions ($000's)
                                                           Property
Tenants/Guarantors                     Location            Type       Net Sale Price    Net Book Value
------------------                     --------            ----       --------------    --------------
Hollywood Entertainment Corp.          Wilsonville, OR     Office     $     14,036      $     12,428
NEC America, Inc. (3)                  Herndon, VA         Office           23,496            18,277
                                                                         ---------         ---------
                                                                      $     37,532      $     30,705
                                                                         =========         =========

Lease Extensions/New Leases ($000's)
                                                                                          Extension
                                                         Property   Previous  Extended     Rent Per
Tenants/Guarantors                    Location           Type         Term      Term        Annum
------------------                    --------           ----         ----      ----        -----
Avnet, Inc.                           Phoenix, AZ        Office       Nov-07     Nov-12  $     2,205
Joseph Campbell Company               Marshall, MI       Industrial   Aug-05     Aug-07  $       140
Mimeo.com, Inc.                       Memphis, TN        Industrial   Oct-09     Sep-20  $       270
Physical Fitness Centers of
Philadelphia,
  Inc. (Bally Total Fitness Corp)     Voorhees, NJ       Retail       Jun-07     Jun-17  $       442
Associated Billing Services, LLC      Phoenix, AZ        Office          --      Jul-16  $       300
Owens Corning                         Chester, SC        Industrial   Aug-20     Aug-25  $     2,186

                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2005 Third Quarter Transaction Summary


New Financings ($000's)

Tenants/Guarantors                   Location             Amount       Rate    Maturity Date
------------------                   --------             ------       ----    -------------
Dana Corporation                     Elizabethtown, KY  $  25,603      4.99%     Jul-15
Dana Corporation                     Elizabethtown, KY      4,822      4.99%     Jul-15
Dana Corporation                     Hopkinsville, KY      15,001      4.99%     Jul-15
Dana Corporation                     Owensboro, KY         10,846      4.99%     Jul-15
Dana Corporation                     Dry Ridge, KY         12,128      4.99%     Jul-15
Georgia Power Company (2)            McDonough, GA         12,675      5.21%     Jun-15
Omnipoint Holdings, Inc. (2)
  (T-Mobile USA, Inc.)               Oakland, ME           10,500      5.93%     Oct-20
Owens Corning                        Chester, SC           14,000      5.38%     Aug-25
                                                         --------      ----
                                                        $ 105,575      5.16%
                                                         ========      ====

     (1) Lexington has a 30% interest in this property through Lexington/Lion Venture LP.
     (2) Lexington has a 25% interest in this property through Lexington Acquiport Company II, LLC.
     (3) Lexington has a 33 1/3% interest in this property through Lexington Acquiport Company LLC.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2005 Second Quarter Transaction Summary



Acquisitions ($000's)
                                                                                   Average                Current
                                                                                   Annual     Average     Annual    Current
                                                          Property  Capitalized     GAAP        GAAP       Cash      Cash    Lease
Tenants/Guarantors                     Location           Type         Costs      Rent, net    Yield     Rent, net   Yield   Term
------------------                     --------           ----         -----      ---------    -----     ---------   -----   ----
Bank of America NT & SA (1)            Los Angeles, CA    Office    $  121,075   $   9,106        7.5%  $   7,574    6.5%     Jun-12
Internet Security Systems, Inc.        Atlanta, GA        Office        76,606       5,676        7.4       5,141    6.7      May-13
Nissan Motor Acceptance Corp./Nissan
  North America, Inc. (2)              Irving, TX         Office        60,414       4,810        8.0       4,505    7.5      Mar-13
Experian Information Solutions, Inc./
  TRW Inc.                             Dallas, TX         Office        47,022       3,374        7.2       3,154    6.7      Oct-10
Capital One Services, Inc. (3) - 3     Richmond, VA       Office        33,049       2,890        8.7       2,841    8.6      May-06
leases                                                                                                                      & Mar-10
Chrysler Financial Company LLC (2)     Westlake, TX       Office        32,297       2,740        8.5       2,390    7.4      Dec-11
Dana Corporation                       Farmington Hills,  Office        29,258       2,319        7.9       2,331    8.0      Oct-21
                                       MI
Transocean, Inc. & Newpark                                                                                                    Aug-09
Resources,                             Houston, TX        Office        25,512       2,256        8.8       2,176    8.5    & Mar-11
  Inc.
Ikon Office Solutions, Inc.            Houston, TX        Office        26,765       2,251        8.4       2,229    8.3      Jan-13
Lucent Technologies, Inc. (3)          Raleigh, NC        Office        22,428       1,643        7.3       2,041    9.1      Sep-11
ASM Lithograph Holding NV              Tempe, AZ          Office        21,014       1,841        8.8       2,130   10.1      Jun-13
John Wiley & Sons, Inc.                Fishers, IN        Office        21,533       1,873        8.7       2,094    9.7      Oct-09
AT&T Wireless Services, Inc. & Jordan                                                                                         Aug-10
  Associates, Inc. (5)                 Oklahoma City, OK  Office        21,524       1,698        7.9       1,678    7.8    & Dec-08
Kerr-McGee Corporation                 Houston, TX        Office        19,264       1,627        8.4       1,559    8.1      Jul-14
PacifiCare Health Systems, Inc.        San Antonio, TX    Office        19,812       1,621        8.2       1,640    8.3      Nov-10
AT&T Wireless Services, Inc.           Harrisburg, PA     Office        15,103       1,449        9.6       1,433    9.5      Nov-08
The Dial Corporation                   Phoenix, AZ        Office        23,594       1,914        8.1       1,388    6.4      Aug-08
AmeriCredit Corporation                Jacksonville, FL   Office        12,761       1,530       12.0       1,460   11.4      Jun-11
Metris Companies, Inc.                 Tulsa, OK          Office        13,115       1,307       10.0       1,307   10.0      Jan-10
Kraft Foods North America, Inc. &                                                                                             Jan-12
  PerkinElmer Instruments LLC          Atlanta, GA        Office        16,610       1,298        7.8       1,232    7.4    & Nov-16
Alstom Power, Inc.                     Richmond, VA       Office        15,841       1,421        9.0       1,214    7.7      Oct-14
Travelers Express Company, Inc.        Lakewood, CO       Office        12,025         865        7.2       1,091    9.1      Mar-12
Allstate Insurance Company             Indianapolis, IN   Office        16,200       1,372        8.5       1,056    7.2      Aug-12
Gartner, Inc.                          Fort Meyers, FL    Office        13,559       1,052        7.8         998    7.4      Jan-13
Ingram Micro, Inc.                     Memphis, TN        Industrial    24,418       2,271        9.3       2,112    8.6      Sep-11
Dana Corporation                       Kalamazoo, MI      Industrial    23,603       1,954        8.3       1,843    7.8      Oct-21
EDS Information Services LLC/
  Electric Data Systems Corp. (2)      Des Moines, IA     Industrial    34,070       2,856        8.4       2,663    7.8      Apr-12
Dana Corporation                       5 locations - KY   Industrial    78,900       6,968        8.8       6,968    8.8      Jun-25
Morgan, Lewis & Bockius LLP (4)        Philadelphia, PA   Office        68,257       4,856        7.1       4,847    7.1      Jan-14
                                                                     ---------    --------        ---    --------    ---
                                                                    $  945,629   $  76,838        8.1%  $  73,095    7.8%
                                                                     =========    ========        ===    ========    ===

     (1) Lexington has a 25% interest in this property through Lexington Acquiport Company II, LLC.
     (2) Lexington has a 30% interest in this property through Triple Net Investment Company LLC.
     (3) Lexington has a 30% interest in this property through Lexington/Lion Venture LP.
     (4)  Lexington has an 80.5% interest in this property.
     (5) Lexington has a 40% interest in this property through Lexington Oklahoma City, LP.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2005 Second Quarter Transaction Summary


Dispositions ($000's)
                                                           Property
Tenants/Guarantors                     Location            Type       Net Sale Price    Net Book Value
------------------                     --------            ----       --------------    --------------
Haverty Furniture Company, Inc. &
  Offenbacher Aquatics                 Columbia, MD        Retail     $     11,599      $      6,617


Lease Extensions/New Leases ($000's)
                                                                                          Extension
                                                         Property   Previous  Extended     Rent Per
Tenants/Guarantors                    Location           Type         Term      Term        Annum
------------------                    --------           ----         ----      ----        -----
Toys "R" Us, Inc.                     Lynwood, WA        Retail       May-06     May-11  $       279
Toys "R" Us, Inc.                     Clackamas, OR      Retail       May-06     May-11  $       298
Toys "R" Us, Inc.                     Tulsa, OK          Retail       May-06     May-11  $       255
AGC Automotive Americas Co./AFG
  Industries, Inc                     Hebron, KY         Office           --     Aug-12  $       159

                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2005 Second Quarter Transaction Summary


New Financings ($000's)

Tenants/Guarantors                   Location              Amount      Rate    Maturity Date
------------------                   --------              ------      ----    -------------
Bank of America NT & SA (1)          Los Angeles, CA     $  80,182     5.330%    May-13
Internet Security Systems, Inc.      Atlanta, GA            45,238     5.268     May-13
Nissan Motor Acceptance
Corp./Nissan                         Irving, TX             40,921     5.218     May-13
  North America, Inc. (2)
Experian Information Solutions,
Inc./                                Dallas, TX             30,582     5.126     May-11
  TRW Inc.
Capital One Services, Inc. (3) - 3   Richmond, VA           19,800     5.110     May-15
leases
Chrysler Financial Company LLC (2)   Westlake, TX           19,645     5.097     May-12
Dana Corporation                     Farmington Hills,      20,550     5.126     May-11
                                     MI
Transocean, Inc. & Newpark
Resources,                           Houston, TX            16,977     5.160     May-15
  Inc.
Ikon Office Solutions, Inc.          Houston, TX            17,660     5.218     May-13
Lucent Technologies, Inc. (3)        Raleigh, NC            12,900     4.947     May-12
ASM Lithograph Holding NV            Tempe, AZ              13,648     5.148     May-13
John Wiley & Sons, Inc.              Fishers, IN            13,182     5.160     May-15
AT&T Wireless Services, Inc. &
Jordan                               Oklahoma City, OK      14,749     5.240     May-15
  Associates, Inc. (5)
Kerr-McGee Corporation               Houston, TX            13,254     5.210     May-15
PacifiCare Health Systems, Inc.      San Antonio, TX        13,071     5.340     May-15
AT&T Wireless Services, Inc.         Harrisburg, PA          9,180     5.110     May-15
The Dial Corporation                 Phoenix, AZ            14,170     5.268     May-13
AmeriCredit Corporation              Jacksonville, FL        5,804     5.110     May-15
Metris Companies, Inc.               Tulsa, OK               7,688     5.060     May-15
Kraft Foods North America, Inc. &
  PerkinElmer Instruments LLC        Atlanta, GA            11,325     5.260     May-15
Alstom Power, Inc.                   Richmond, VA           10,608     5.310     May-15
Travelers Express Company, Inc.      Lakewood, CO            8,694     5.097     May-12
Allstate Insurance Company           Indianapolis, IN        9,638     5.168     May-13
Gartner, Inc.                        Fort Meyers, FL         8,912     5.268     May-13
Ingram Micro, Inc.                   Memphis, TN            17,827     5.247     May-12
Dana Corporation                     Kalamazoo, MI          17,625     5.411     May-15
EDS Information Services LLC/
  Electric Data Systems Corp. (2)    Des Moines, IA         22,761     5.147     May-12
Playboy Enterprises, Inc. & Sony
  Electronics, Inc.                  Los Angeles, CA        11,500     5.110     May-15
Cadence Design Systems               Chelmsford, MA          7,008     5.118     May-13
Principal Life Insurance Company     Clive, IA               5,920     5.139     May-14
Minnesota Mining & Manufacturing
  Company                            Wallingford, CT         3,453     4.926     May-11
Alstom Power, Inc.                   Knoxville, TN           7,800     5.310     May-15
Hartford Fire Insurance Company      Southington, CT        13,780     5.018     May-13
Morgan, Lewis & Bockius LLP (4)      Philadelphia, PA       49,000     5.060     Jul-14
                                                          --------   -------
                                                         $ 615,052     5.194%
                                                          ========   =======


     (1) Lexington has a 25% interest in this property through Lexington Acquiport Company II, LLC.
     (2) Lexington has a 30% interest in this property through Triple Net Investment Company LLC.
     (3) Lexington has a 30% interest in this property through Lexington/Lion Venture LP.
     (4)  Lexington has an 80.5% interest in this property.
     (5) Lexington has a 40% interest in this property through Lexington Oklahoma City, LP.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2005 First Quarter Transaction Summary


Acquisitions ($000's)
                                                                                  Average               Current
                                                                                  Annual     Average     Annual    Current
                                                        Property   Capitalized     GAAP        GAAP       Cash       Cash     Lease
Tenants/Guarantors                  Location            Type          Costs      Rent, net    Yield    Rent, net    Yield     Term
------------------                  --------            ----          -----      ---------    -----    ---------    -----     ----
Alstom Power, Inc.                  Knoxville, TN       Office     $   12,012   $   1,140        9.5%  $    975        8.1%   Oct-14

Dispositions ($000's)
                                                        Property
Tenants/Guarantors                  Location            Type       Net Sale Price    Net Book Value
------------------                  --------            ----       --------------
Wal-Mart, Inc.                      Gainesville, GA     Retail     $      3,089      $      2,564
Circuit City Stores, Inc.           Lynchburg, VA       Retail              986               761
                                                                      ---------         ---------
                                                                   $      4,075      $      3,325
                                                                      =========         =========


Lease Extensions ($000's)
                                                                                       Extension
                                                      Property   Previous  Extended     Rent Per
Tenants/Guarantors                 Location           Type         Term      Term        Annum
------------------                 --------           ----         ----      ----        -----
Ameritech Services, Inc.           Columbus, OH       Industrial   May-05     May-15  $       138
Hartford Fire Insurance Company    Southington, CT    Office       Dec-05     Dec-12  $     1,570
Cadbury Adams (1)(3)               Parsippany, NJ     Office       Jan-10     Jun-15  $     4,009


New Financings ($000's)

Tenants/Guarantors                Location             Amount       Rate    Maturity Date
------------------                --------             ------       ----    -------------
Spacelabs Medical, Inc.           Issaquah, WA       $  32,800        5.00%     Dec-14
  (OSI Systems, Inc.) (2)         2 properties
Verizon Wireless (2)              Wilmington, NC        13,000        5.19%     Mar-17
                                                      --------        ----
                                                     $  45,800        5.05%
                                                      ========        ====


     (1) Lexington has a 33 1/3% interest in this property through Lexington Acquiport Company, LLC.
     (2) Lexington has a 25% interest in this property through Lexington Acquiport Company II, LLC.
     (3)  Lease encompasses approximately 50% of gross leaseable area.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    09/30/05


---------------------------------------------------------------------------------------------------------------------
                                                                 YTD           YTD
                                                              Base Cash     Base GAAP                       Year
                                                               Revenue       Revenue          Square    Constructed/
Property Location                   Tenant (Guarantor)          ($000)        ($000)         Footage     Renovated
---------------------------------------------------------------------------------------------------------------------

Office
------
295 Chipeta Way                Northwest Pipeline Corp.        $   6,580     $  6,580         295,000       1982
Salt Lake City, UT

10001 Richmond Avenue          Baker Hughes, Inc.                  4,420        5,523         554,385    1976/1984
Houston, TX

6303 Barfield Road & 859       Internet Security Systems,          2,877        2,773         289,000       2003
Mount Vernon Hwy.              Inc.(24)
Atlanta, GA

3480 Stateview Blvd.           Wells Fargo Bank N.A. (13)          2,367        2,587         169,218       2004
Fort Mill, SC

33 Commercial Street           Invensys Systems, Inc.              2,432        2,432         164,689       1982
Foxboro, MA                    (Siebe, Inc.)

3476 Stateview Boulevard       Wells Fargo Home                    2,117        2,266         169,083       2002
Fort Mill, SC                  Mortgage (4) (5)

9950 Mayland Drive             Circuit City Stores, Inc.           2,145        2,094         288,562       1990
Richmond, VA

1415 Wyckoff Road              New Jersey Natural Gas Co.          2,023        2,023         157,511       1983
Wall Township,  NJ

2750 Monroe Boulevard          Quest Diagnostics, Inc.(2)          1,825        1,916         109,281    1985/2001
Valley Forge, PA

1301 California Circle         Artesyn North America, Inc.         2,172        1,911         100,026       1985
Milpitas, CA                   (Balfour Beatty plc)

700 Oakmont Lane               North American Van Lines,           1,771        1,887         269,715       1989
                               Inc.
Westmont, IL                   (SIRVA, Inc.)(3)

70 Mechanic Street             Invensys Systems, Inc.              2,149        1,872         251,914    1965/1988
Foxboro, MA                    (Siebe, Inc.)

13651 McLearen Road            Boeing North American               2,016        1,852         159,664       1987
Herndon, VA                    Services, Inc.
                              (The Boeing Company)

2211 South 47th Street         Avnet, Inc.                         1,885        1,834         176,402       1997
Phoenix, AZ

1701 Market Street             Morgan Lewis & Bockius              1,747        1,756         322,317       1957
Philadelphia, PA               LLP(21)(22)

5600 Broken Sound Blvd         Oce Printing Systems USA,           1,509        1,684         143,290    1983/2002
                               Inc.
Boca Raton, FL

4200 RCA Boulevard             The Wackenhut Corp.(6)              1,636        1,625         114,518       1996
Palm Beach Gardens, FL

1311 Broadfield Blvd.          Transocean, Inc.(25)                1,021        1,063         103,260       2000
Houston, TX                    Newpark Resources, Inc.(26)           545          529          52,731

601 & 701 Experian Pkwy.       TRW Inc. (Experian                  1,895        1,574         292,700       1981
Dallas, TX                     Information Solutions, Inc.)                                                 1983

701 Brookfield Parkway         Verizon Wireless (7)                1,478        1,550         192,884    2000/2001
Greenville, SC


                                       10


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     9/30/05

---------------------------------------------------------------------------------------------------------------------
                                                                   YTD            YTD
                                                                Base Cash      Base GAAP                       Year
                                                                 Revenue        Revenue          Square    Constructed/
Property Location                    Tenant (Guarantor)          ($000)         ($000)          Footage      Renovated
---------------------------------------------------------------------------------------------------------------------

19019 No. 59th Avenue            Honeywell, Inc.                    1,502         1,485          252,300       1985
Glendale, AZ

4201 Marsh Lane                  Carlson Restaurants                1,352         1,482          130,000       2003
                                 Worldwide,
Carrollton, TX                   Inc. (16)

12645 W. Airport Road            Baker Hughes, Inc.                 1,132         1,455          165,836       1997
Sugar Land, TX

26210 and 26220 Enterprise       Apria Healthcare Group,            1,274         1,344          100,012       2001
Court                            Inc.
Lake Forest, CA

2210 Enterprise Drive            Washington Mutual Home             1,312         1,274          177,747       1998
Florence, SC                     Loan, Inc.

200 Executive Blvd. S            Hartford Fire Insurance            1,623         1,218          153,364        1983
                                 Co.
Southington, CT

1600 Eberhardt Road              Nextel of Texas                    1,038         1,169          108,800        2001
Temple, TX

2999 SW 6th St.                  Voice Stream PCS I LLC             1,001         1,163           77,484       2004
Redmond, OR                      (T-Mobile USA, Inc.)

160 Clairemont Avenue            Allied Holdings, Inc.              1,224         1,147          112,248       1983
Decatur, GA

27016 Media Center Drive         Playboy Enterprises, Inc.            974           943           63,049       2000
Los Angeles, CA                  Sony Electronics, Inc. (17)          192           203           20,203

10475 Crosspoint Blvd.           John Wiley & Sons, Inc.(31)        1,102         1,102          141,047       1999
Fishers, IN

27404 Drake Road                 Dana Corporation                   1,088         1,084          112,480       1999
Farmington Hills, MI

26555 Northwestern Highway       Federal-Mogul Corporation            869         1,064          187,163     1963/1965
Southfield, MI

10419 North 30th Street          Time Customer Service, Inc.        1,082         1,057          132,981       1986
Tampa, FL                        (Time, Inc.)

810-820 Gears Road               IKON Office Solutions,             1,029         1,050          157,790       2000
Houston, TX                      Inc.

250 Rittenhouse Circle           Jones Apparel Group                  949         1,039          255,019       1982
Bristol, PA                      USA, Inc.
                                 (Jones Apparel Group, Inc.)
                                 (1)

400 Butler Farm Road             Nextel Communications of             967           977          100,632       1999
Hampton, VA                      the Mid-Atlantic, Inc.
                                 (Nextel Finance Company)

2800 Waterford Lake Dr.          Alstom Power, Inc.(28)               818           940           99,057       2000
Richmond, VA

15501 North Dial Blvd.           The Dial Corporation                 648           889          129,689       1998
Phoenix, AZ

1409 Centerpoint Blvd            Alstom  Power, Inc. (19)             771           885           84,404       2001
Knoxville, TN                    (20)


                                       11


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     9/30/05

---------------------------------------------------------------------------------------------------------------------
                                                                  YTD            YTD
                                                               Base Cash      Base GAAP                        Year
                                                                Revenue        Revenue          Square     Constructed/
Property Location                   Tenant (Guarantor)          ($000)          ($000)          Footage      Renovated
---------------------------------------------------------------------------------------------------------------------

8555 South River Pkwy.          ASM Lithography Holding             995             863          95,133        1998
Tempe, AZ                       NV

6455 State Hwy 303 NE           Nextel West Corporation             726             835          60,200        2001
Bremerton, WA

270 Billerica Road              Cadence Design Systems(14)          761             799         100,000        1985
Chelmsford, MA

16676 Northchase Dr.            Kerr-McGee Corporation              718             759         101,111        2003
Houston, TX

6200 Northwest Pkwy.            PacifiCare Health Systems,          687             756         142,500        2000
San Antonio, TX                 Inc.

5757 Decatur Blvd.              Allstate Insurance Company(29)      582             721          84,200        2002
Indianapolis, IN                Holladay Property                    35              35           5,756
                                Services(30)

4000 Johns Creek Pkwy.          Kraft Foods N.A., Inc.(27)          617             647          73,264        2001
Atlanta, GA                     PerkinElmer Instruments              96             108          13,955
                                LLC

180 Rittenhouse Circle          Jones Apparel Group                 692             728          96,000        1998
Bristol, PA                     USA, Inc. (Jones Apparel
                                Group, Inc.)(10)

2550 Interstate Dr.             AT&T Wireless Services,             654             676          81,859        1998
Harrisburg, PA                  Inc.

16275 Technology Drive          Cymer, Inc.                         657             666          65,755        1989
San Diego, CA                   (Hewlett-Packard)

2529 West Thorns Drive          Baker Hughes, Inc.                  470             634          65,500      1981/1999
Houston, TX

12000 Tech Center Drive         Kelsey-Hayes Company                572             617          80,230        1988
Livonia, MI

2401 Cherahala Boulevard        Advance PCS, Inc.                   589             616          59,748        2002
Knoxville, TN

4848 129th East Ave.            Metris Companies, Inc.              610             610         101,100        2000
Tulsa, OK

1275 NW 128th Street            Principal Life Insurance            591             600          61,180        2003
Clive, IA                       Company(12)

2310 Village Square Pkwy.       AmeriCredit Corporation             667             580          85,000        2001
Jacksonville, FL

13430 N. Black Canyon Freeway   Bull HN Information                 843             566         137,058      1985/1994
Phoenix, AZ                     Systems, Inc.

421 Butler Farm Road            Nextel Communications of            542             539          56,515        2000
Hampton, VA                     the Mid-Atlantic, Inc.
                                (Nextel Finance Company)

12600 Gateway Blvd.             Gartner, Inc.                       456             491          62,400        1997
Fort Meyers, FL


                                       12


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     9/30/05

---------------------------------------------------------------------------------------------------------------------
                                                               YTD            YTD
                                                            Base Cash      Base GAAP                         Year
                                                             Revenue        Revenue           Square     Constructed/
Property Location                 Tenant (Guarantor)         ($000)          ($000)          Footage      Renovated
---------------------------------------------------------------------------------------------------------------------

100 Barnes Road                 Minnesota Mining and             419             454          44,400      1978/1985
Wallingford, CT                 Manufacturing Company

3940 South Teller St.           Travelers Express                509             406          68,165         2002
Lakewood, CO                    Company, Inc.(18)

1440 East 15th Street           Cox Communications,              321             342          28,591         1988
Tucson, AZ                      Inc.

250 Turnpike Road               Honeywell Consumer               324             324          57,698         1984
Southborough, MA                Products

2300 Litton Lane                AGC Automotive                    17              53          81,744         1987
Hebron, KY                      Americas Company(23)

3615 North 27th Avenue          VACANT                            --              --         179,280      1960/1979
Phoenix, AZ

1600 Viceroy Drive              VACANT                            --              --         249,452         1986
Dallas, TX

                                ------------------------------------------------------------------------
                                Subtotal                   $  82,707        $ 84,726       9,475,249
                                ------------------------------------------------------------------------

Industrial
----------
541 Perkins Jones Road          Kmart Corp.                $   7,020        $  6,699       1,700,000         1982
Warren, OH

19500 Bulverde Road             Harcourt Brace                 2,271           2,572         559,258         2001
San Antonio, TX

2425 Highway 77 North           James Hardie Building          2,550           2,550         425,816      1996/1997
Waxahachie, TX                  Products, Inc. (James
                                Hardie Industries NV)

3501 West Avenue H              Michaels Stores, Inc.          2,428           2,478         762,775      1998/2002
Lancaster, CA

9110 Grogans Mill Road          Baker Hughes, Inc.             1,543           2,299         275,750         1992
Houston, TX

159 Farley Drive                Harbor Freight Tools           1,686           1,895       1,010,859         2001
Dillon, SC                      (Central Purchasing,
                                Inc.)

8305 SE 58th Avenue             Associated Grocers of          1,550           1,679         668,034         1976
Ocala, FL                       Florida, Inc.

6345 Brackbill Boulevard        Exel Logistics, Inc.           1,528           1,389         507,000      1985/1991
Mechanicsburg, PA               (NFC plc)

590 Ecology Lane                Owens Corning                  1,329           1,329         420,597         2001
Chester, SC

431 Smith Lane                  Kirkland's, Inc. (11)          1,063           1,063         771,127         2004
Jackson, TN

3820 Micro Drive                Ingram Micro Inc.                950           1,060         701,819         1997
Memphis, TN


                                       13


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     9/30/05

---------------------------------------------------------------------------------------------------------------------
                                                               YTD             YTD
                                                            Base Cash       Base GAAP                        Year
                                                             Revenue         Revenue          Square     Constructed/
Property Location                 Tenant (Guarantor)         ($000)          ($000)          Footage      Renovated
---------------------------------------------------------------------------------------------------------------------

4425 Purks Road                 Lear Technologies LLC         1,054             1,024         183,717     1989/1998
Auburn Hills, MI                (Lear Corporation)
                                (General Motors Corp.)

6 Doughten Road                 Exel Logistics, Inc.          1,115             1,012         330,000        1989
New Kingston, PA                (NFC plc)

6938 Elm Valley Dr.             Dana Corporation                860               912         150,945        1999
Kalamazoo, MI

6500 Adelaide Court             Anda Pharmaceuticals,           918               905         354,676        2002
                                Inc.
Groveport, OH                   (Andrx Corporation)

7500 Chavenelle Road            The McGraw-Hill                 788               873         330,988        2002
Dubuque, IA                     Companies, Inc.

12025 Tech Center Drive         Kelsey-Hayes Company            787               854         100,000     1987/1988
Livonia, MI

250 Swathmore Avenue            Steelcase, Inc. (15)            768               815          244,851       2002
High Point, NC

Moody Commuter & Tech Park      TNT Logistics North             790               790          595,346        2004
Moody, AL                       America, Inc. (TPG
                                N.V.)

3102 Queen Palm Drive           Time Customer                   753               757          229,605       1986
                                Service,
Tampa, FL                       Inc. (Time, Inc.)

2280 Northeast Drive            Ryder Integrated                748               753          276,480    1996/1997
Waterloo, IA                    Logistics, Inc.
                                (Ryder Systems, Inc.)

245 Salem Church Road           Exel Logistics, Inc.            827               750          252,000       1985
Mechanicsburg, PA               (NFC plc)

200 Arrowhead Drive             Owens Corning                   770               739          400,522       1999
Hebron, OH

750 N. Black Branch Road        Dana Corporation                710               710         539,592     1995/2001
Elizabethtown, KY

3600 Southgate Drive            Sygma Network, Inc.             700               700          149,500       2000
Danville, IL

46600 Port Street               Johnson Controls, Inc.          692               692          134,160       1996
Plymouth, MI

1133 Poplar Creek Road          Corporate Express Office        589               607          196,946       1998
Henderson, NC                   Products, Inc.
                                (Buhrmann, N.V.)

450 Stern Street                Johnson Controls, Inc.          524               524          111,160       1996
Oberlin, OH

34 East Main Street             Exel Logistics, Inc.            540               490          179,200       1981
New Kingston, PA

7670 Hacks Cross Road           Dana Corporation                458               472         168,104        1989
Olive Branch, MS


                                       14


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     9/30/05

---------------------------------------------------------------------------------------------------------------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP                       Year
                                                             Revenue          Revenue          Square     Constructed/
Property Location                Tenant (Guarantor)           ($000)          ($000)           Footage     Renovated
---------------------------------------------------------------------------------------------------------------------

191 Arrowhead Drive          Owens Corning                       480              470         250,410         2000
Hebron, OH

904 Industrial Road          Tenneco Automotive                  436              450         195,640      1968/1972
Marshall, MI                 Operating Company, Inc.
                             (Tenneco Automotive, Inc.)

109 Stevens Street           Unisource Worldwide, Inc.           429              441         168,800      1958/1969
Jacksonville, FL

128 Crews Drive              Stone Container                     406              428         185,961      1968/1998
Columbia, SC                 Corporation

1700 47th Avenue North       Owens Corning                       411              411          18,620        2003
Minneapolis, MN

301 Bill Byran Road          Dana Corporation                    363              363         410,844     1987/1997/
Hopkinsville, KY                                                                                             2000

10000 Business Boulevard     Dana Corporation                    336              336         336,350        1988
Dry Ridge, KY

7150 Exchequer Drive         Corporate Express Office            317              317          79,086        1998
Baton Rouge, LA              Products, Inc.
                             (Buhrmann, N.V.)

222 Tappan Drive North       The Gerstenslager                   281              278         296,720        1970
Mansfield, OH                Company(32)
                             (Worthington Industries)

324 Industrial Park Road     SKF USA, Inc.                       272              272          72,868        1996
Franklin, NC

187 Spicer Drive             Dana Corporation                    260              256         148,000      1983/1985
Gordonsville, TN

4010 Airpark Drive           Dana Corporation                    199              199         162,468      1998/2000
Owensboro, KY

359 Gateway Drive            TI Group Automotive                 177              177         133,221        2005
Lavonia, GA                  Systems, LLC

300 McCormick Road           Ameritech Services, Inc.            148              141          20,000        1990
Columbus, OH                 (9)

730 N. Black Branch Road     Dana Corporation                    134              134         167,770        2001
Elizabethtown, KY

3350 Miac Cove Road          Mimeo.com, Inc. (8)                 144              129         141,359        1987
Memphis, TN

1601 Pratt Avenue            Tenneco Automotive(33)              111              109              --        1979
Marshall, MI                 Operating Company, Inc.
                             (Tenneco Automotive, Inc.)
                             Joseph Campbell Company              17               17          53,600

                             ----------------------------------------------------------------------------
                             Subtotal                      $  43,230         $ 44,320       15,572,544
                             ----------------------------------------------------------------------------


                                       15


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     9/30/05

---------------------------------------------------------------------------------------------------------------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP                       Year
                                                             Revenue          Revenue          Square    Constructed/
     Property Location           Tenant (Guarantor)           ($000)           ($000)          Footage     Renovated
---------------------------------------------------------------------------------------------------------------------

Retail
------
2655 Shasta Way              Fred Meyer, Inc.              $     757         $    757          178,204       1986
Klamath Falls, OR

Fort Street Mall, King       Liberty House, Inc.                 722              729           85,610       1980
Street
Honolulu, HI

150 N.E. 20th Street         Fred Meyer, Inc.                    727              727          118,179       1986
Newport, OR

35400 Cowan Road             Sam's Real Estate                   565              565          102,826     1987/1997
Westland, MI                 Business Trust

12235 N. Cave Creek          Bally's Health & Tennis             631              535           36,556       1988
Phoenix, AZ                  Corporation

4733 Hills & Dales Road      Scandinavian Health Spa, Inc.       547              514           37,214       1987
Canton, OH                   (Bally Total Fitness
                             Corp.)

1160 White Horse Road        Physical Fitness Centers of         615              490           31,750       1987
Voorhees, NJ                 Philadelphia,  Inc.
                             (Bally Total Fitness
                             Corp.)

5917 S. La Grange Road       Bally Total Fitness Corp.           495              386           25,250       1987
Countryside, IL

4831 Whipple Avenue, N.W.    Best Buy Co., Inc.                  349              349           46,350       1995
Canton, OH

3711 Gateway Drive           Kohl's Dept. Stores, Inc.           351              347           76,164       1994
Eau Claire, WI

399 Peach Wood Centre Dr.    Best Buy Co., Inc.                  296              296           45,800       1996
Spartanburg, SC

12535 S.E. 82nd Avenue       Toys "R" Us, Inc.                   323              288           42,842       1981
Clackamas, OR

18601 Alder Wood Mall        Toys "R" Us, Inc.                   298              270           43,105       1981
Boulevard
Lynwood, WA

24100 Laguna Hills Mall      Federated Department                507              262          160,000       1974
Laguna Hills, CA             Stores, Inc.

6910 S. Memorial Highway     Toys "R" Us, Inc.                   273              247           43,123       1981
Tulsa, OK

9580 Livingston Road         GFS Realty, Inc.                    154              209          107,337       1976
Oxon Hill, MD                (Giant Food, Inc.)

121 South Center Street      Greyhound Lines, Inc.               157              157           17,000       1968
Stockton, CA


                                       16




                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                     9/30/05

---------------------------------------------------------------------------------------------------------------------
                                                               YTD               YTD
                                                            Base Cash         Base GAAP                        Year
                                                             Revenue           Revenue           Square    Constructed/
     Property Location           Tenant (Guarantor)           ($000)           ($000)           Footage     Renovated
---------------------------------------------------------------------------------------------------------------------

2401 Wooton Parkway          GFS Realty, Inc.                    104               114            51,682        1977
Rockville, MD                (Giant Food, Inc.)

                             ----------------------------------------------------------------------------
                             Subtotal                      $   7,871       $     7,242          1,248,992
                             ----------------------------------------------------------------------------

                             ----------------------------------------------------------------------------
                             Grand Total                   $ 133,808       $   136,288          26,296,785
                             ----------------------------------------------------------------------------




(1) Tenant can cancel lease on 03/26/08 with 12 months notice and payment of $1,392.
(2)  Expense stop on this property is $393 per annum.
(3) Tenant can cancel lease on 11/30/13 with 12 months notice and a payment of $1,300.
(4)  Expense stop on this property is $820.
(5) Tenant has the right to contract leased space by 27,000 square feet on 01/31/08 with six months notice and a payment estimated to be $696. In addition, the tenant can cancel lease on 01/31/10 with twelve months notice and a payment estimated to be $3,968.
(6) This is a modified gross lease. Annual net operating expense for which the Company is responsible approximates $600. There is a second tenant at this property encompassing approximately 18,000 square feet.
(7)  Expense stop on this property is $112 per annum.
(8) Tenant occupies 35,000 square feet and is responsible for all operating expenses.
(9) Tenant can cancel lease on 6/1/10 with 6 months notice and a payment of $102.
(10) Tenant can cancel lease on 7/31/08 with 12 months notice and a payment of $2,095.
(11) Tenant can cancel lease on 5/30/14 for a payment equal to the remaining 5 years rent discounted at 150 bps over the then 5 year U.S. Treasury rate.
(12) Tenant can cancel lease on 2/1/09 with twelve months notice and a payment equal to one year rent and operating costs.
(13) Expense stop in this property is $948.
(14) Tenant can cancel lease on 9/30/10 with twelve months notice and a payment of $965.
(15) Tenant can cancel the lease during the last year if damage occurs and is greater than $500 or 50% of cost to replace building.
(16) Tenant can cancel lease after 12/22/13 with twelve months notice plus payment equal to one year rent plus unamortized deal costs.
(17) Tenant can cancel lease after 9/1/07 with 180 days notice and payment of 2 months rent plus unamortized tenant improvements and commissions.
(18) Tenant can cancel lease on 3/31/08 with 12 months notice and a payment of $1,041.
(19) Expense stop on this property is $481.
(20) Tenant can cancel lease on 6/30/12 with 12 months notice and a payment of approximately $1,100.
(21) The Company has an 80.5% economic interest in this property.
(22) Included in square footage is 10,426 of retail space leased to three tenants and 2,842 of vacant space.
(23) Tenant leases 21,500 square feet.
(24) Expense stop on this property is $804 per annum.
(25) Expense stop on this property for tenant is $7.89 per square foot.
(26) Expense stop on this property for tenant is $6.50 per square foot.
(27) Expense stop on this property for tenant is $4.35 per square foot.
(28) Expense stop on this property is $593 per annum.
(29) Expense stop on this property for tenant is $2.75 per square foot.
(30) Expense stop on this property for tenant is $2.50 per square foot.
(31) Expense stop on this property is $501 per annum.
(32) The tenant lease expired 5/31/05 and the property is currently vacant.
(33) The original tenant lease expired during the third quarter of 2005 and the subtenant extended lease for two years.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                     9/30/05


---------------------------------------------------------------------------------------------------------------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP                       Year
                                                             Revenue          Revenue          Square     Constructed/
     Property Location           Tenant (Guarantor)           ($000)           ($000)          Footage     Renovated
---------------------------------------------------------------------------------------------------------------------
Office
------
389-399 Interpace Highway    Aventis Pharmaceuticals, Inc  $   6,716         $  6,419          340,240       2000
Morris Corporate Center IV   (Pharma Holdings GmbH)(A)
Parsippany, NJ

17 Technology Circle         Blue Cross Blue Shield            5,533            5,198          456,304     1999/2001
Columbia, SC                 of South Carolina Inc.(B)

275 South Valencia Ave.      Bank of America NT & SA (H)       3,534            4,243          637,503       1983
Los Angeles, CA

100 Wood Hollow Drive        Greenpoint Mortgage               3,324            3,648          124,600       2001
Novato, CA                   Funding, Inc. (E)(F)

6555 Sierra Drive            True North Communications         3,309            3,187          247,254       1999
Irving, TX                   Inc.(A)

101 East Erie Building       Foote, Cone & Belding             2,908            2,921          203,376       1986
Chicago, IL                  (Interpublic Group of
                              Companies, Inc.) (E)
                             Higgins Development                  87               90           18,869       1986
                             Partners(E)

5200 Metcalf Avenue          Employers Reinsurance             2,968            2,968          320,198    1980/1990/
Overland Park, KS            Corporation(H)                                                                  2003

27027 Tourney Road           Specialty Laboratories,           2,672            2,672          187,262       2004
Santa Clarita, CA            Inc.(E)

15375 Memorial Drive         Vastar Resources, Inc.(A)         2,578            2,578          327,325       1985
Houston, TX

10300 Kincaid Drive          Bank One Indiana,                 2,536            2,465          193,000       1999
Fishers, IN                  N.A.(A)(D)

10300 Town Park Drive        Veritas DGC, Inc. (E)             2,081            2,436          218,641       2000
Houston, TX

8900 Freeport Pkwy.          Nissan Motor Acceptance           2,066            2,245          268,445       2002
Irving, TX                   Corporation/ (Nissan North
                             America, Inc.)(L)

600 International Parkway    First USA Management              2,192            2,191          125,155       1997
Lake Mary, FL                Services, Inc.(A)(C)

550 International Parkway    First USA Management              2,115            2,115          125,920       1999
Lake Mary, FL                Services, Inc.(A)(C)

10940 White Rock Road        Progressive Casualty              2,000            2,103          158,582       2002
10929 Disk Drive             Insurance Company(E)
Rancho Cordova, CA

2000 Eastman Drive           Structural Dynamic                2,074            2,092          212,836       1991
Milford, OH                  Research Corp.(A)

3701 Corporate Drive         Motorola, Inc.(A) (J)             2,035            2,035          119,829       2001
Farmington Hills, MI

1401 & 1501 Nolan Ryan       Siemens Dematic Postal            1,789            1,900          233,783       2003
Parkway                      Automation, L.P. (H)
Arlington, TX


                                       18


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                     9/30/05

---------------------------------------------------------------------------------------------------------------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP         Square         Year
                                                             Revenue          Revenue                     Constructed/
Property Location            Tenant (Guarantor)               ($000)          ($000)         Footage        Renovated
---------------------------------------------------------------------------------------------------------------------

9201 East Dry Creek Road     The Shaw Group, Inc. (K) (L)      1,524            1,880          128,500      2001/2002
Centennial, CO

2050 Roanoke Road            Chrysler Financial Company        1,488            1,652          130,290        2001
Westlake, TX                 LLC (L)

1475 Dunwoody Drive          ING USA Annuity and Life          1,482            1,529          125,000      1998/1999
West Chester, PA               Insurance Company (E)

13775 McLearen Road          Equant N.V. (E) (G)               1,353            1,508          125,293     1984/1988/
Herndon, VA                                                                                                   1992

70 Valley Stream Parkway     IKON Office Solutions,            1,443            1,496          106,855        1987
Malvern, PA                  Inc(E)(I)

5150 220th Avenue South      Spacelabs Medical, Inc            1,400            1,462          106,944        1992
Issaquah, WA                 (OSI Systems, Inc.)(H)

9201 Stateline               Employers Reinsurance             1,402            1,402          166,641     1963/1985/
Kansas City, MO              Corporation(H)                                                                   2003

110, 120 & 130 E. Shore Dr.  Capital One Services, Inc. (E)    1,305            1,348           68,500        2000
Richmond, VA                                                                                    77,045        1998
                                                                                                79,675        2000

22011 SE 51st Street         Spacelabs Medical, Inc            1,282            1,250           95,600        1987
Issaquah, WA                 (OSI Systems, Inc.)(H)

1110 Bayfield Drive          Honeywell International,          1,151            1,228          166,575      1980/2002
Colorado Springs, CO         Inc.(A) (O)

3601 Converse Drive          Verizon Wireless(H)               1,150            1,218          160,500        2004
Wilmington, NC

275 Technology Drive         ANSYS, Inc.(L)                      930            1,015          107,872        1996
Canonsburg, PA

Renner Blvd.                 Voicestream PCS II Corporation      879            1,014           77,484        2004
Lenexa, KS                   (T-Mobile USA, Inc.) (H)

East Goldstone Drive         T-Mobile USA, Inc. (H)              864              990           77,483        2004
Meridian, ID

4455 American Way            Bell South Mobility, Inc. (L)       758              817           70,100        1997
Baton Rouge, LA

3201 Quail Springs Pkwy.     AT& T Wireless Services, Inc.(N)    609              634          103,500        1999
Oklahoma City, OK            Jordan Associates, Inc.             153              153           25,000
                             (N)

200 Lucent Lane              Lucent Technologies, Inc. (E)       918              771          120,000        1999
Raleigh, NC

3711 San Gabriel             Voice Stream PCS II LLC             675              738           75,016        2004
Mission, TX                  (T-Mobile USA, Inc.) (L)


                                       19


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                     9/30/05

---------------------------------------------------------------------------------------------------------------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP         Square         Year
                                                             Revenue          Revenue                     Constructed/
   Property Location         Tenant (Guarantor)               ($000)          ($000)         Footage        Renovated
---------------------------------------------------------------------------------------------------------------------

   First Park Drive          Omnipoint Holdings, Inc.(H)          72               83           78,610        2005
   Oakland, ME               (T-Mobile USA, Inc.)

   350 Rhode Island Street   California Culinary Academy,         90               73          105,568        2002
   San Francisco, CA         LLC (Career Education
                             Corp.)(E)
                             Starbucks Coffee                      2                2            1,864
                             Company(E) (P)
                             VACANT(E)                            --               --           19,642

   2500 Patrick Henry Pkwy.  Georgia Power Company(H)             93               97          111,911        1999
   McDonough, GA

                             ----------------------------------------------------------------------------
                             Subtotal Office               $  73,540         $ 75,866        7,030,590
                             ----------------------------------------------------------------------------

   Industrial
   ----------

   101 Michelin Drive        TNT Logistics North           $   2,327         $  2,420        1,164,000      1991/1993
   Laurens, SC               America, Inc.
                             (TPG N.V.) (A)

   Philipp Parkway           L'Oreal  USA, Inc. (H)            1,718            1,889          649,250        2004
   Streetsboro, OH

   7111 Crabb Road           TNT Logistics North               1,558            1,621          752,000      1978/1993
   Temperance, MI            America, Inc.
                             (TPG N.V.) (A)

   6050 Dana Way             Dana Corporation (L) (Q)          1,833            1,606          677,400        1999
   Antioch, TN

   2400 West Haven Avenue    Michaels Stores Procurement       1,456            1,456          693,000        2004
   New Lenox, IL             Company, Inc.
                             (Michaels Stores, Inc.)
                             (E)

   43955 Plymouth Oaks       Tower Automotive Products         1,414            1,414          290,133      1996/1998
   Boulevard                 Company
   Plymouth, MI              (Tower Automotive,
                             Inc.) (E)

   121 Technology Drive      Heidelberg Web Systems,           1,503            1,387          500,500      1986/2003
   Durham, NH                Inc. (G)  (M)

   3600 Army Post Rd.        EDS Information Services  LLC     1,215            1,333          405,000        2002
   Des Moines, IA            (Electronic Data Systems
                             Corporation) (L)

   3225 Meridian Parkway     Hagemeyer Foods, Inc. (E)         1,112            1,207          201,845        1995
   Weston, FL

   291 Park Center Drive     Kraft Foods North                 1,065            1,110          344,700        2001
   Winchester, VA            America, Inc. (A)

   1109 Commerce             Linens-n-Things, Inc. (E)           944              939          262,644        1998
   Boulevard
   Logan Township, NJ

   3245 Meridian Parkway     Circuit City Stores, Inc. (E)       785              876          230,600        1995
   Weston, FL

                             ----------------------------------------------------------------------------
                             Subtotal Industrial           $  16,930         $ 17,258        6,171,072
                             ----------------------------------------------------------------------------


                                       20


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                     9/30/05

---------------------------------------------------------------------------------------------------------------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP                       Year
                                                             Revenue          Revenue         Square      Constructed/
   Property Location         Tenant (Guarantor)               ($000)          ($000)         Footage        Renovated
---------------------------------------------------------------------------------------------------------------------

   Retail
   ------
   12080 Carmel Mountain     Kmart Corporation (L)  (R)    $     276         $    735          107,210        1993
   Road
   San Diego, CA

   5350 Leavitt Road         Kmart Corporation (L)  (R)          613              547          193,193        1993
   Lorain, OH

   255 Northgate Drive       Kmart Corporation (L) (R)           433              386          107,489        1993
   Manteca, CA

   21082 Pioneer Plaza       Kmart Corporation (L) (R)           407              363          120,727        1993
   Drive
   Watertown, NY

   US 219                    Kmart Corporation (L) (R)           286              232           90,933        1993
   Fairlea, WV

   1150 West Carl Sandburg   Kmart Corporation (L) (R)           243              217           94,970        1992
   Drive
   Galesburg, IL

                             ----------------------------------------------------------------------------
                             Subtotal Retail               $   2,258         $  2,480          714,522
                             ----------------------------------------------------------------------------

                             ----------------------------------------------------------------------------
                             Grand Total                   $  92,728         $ 95,604       13,916,184
                             ----------------------------------------------------------------------------

(A) The Company has a 33 1/3% economic interest in this property through Lexington Acquiport Company, LLC.
(B) The Company has a 40% economic interest in this property through Lexington Columbia LLC.
(C)  Cumulative expense stop on these properties is $1,264 per annum.
(D)  Expense stop on this property is $768 per annum.
(E) The Company has a 30% economic interest in this property through Lexington/Lion Venture LP.
(F)  Expense stop on this property is $945 per annum.
(G) Tenant can cancel lease no earlier than 4/30/13 with 12 months notice and a payment equal to the net present value of remaining rent discounted at 12%.
(H) The Company has a 25% economic interest in this property through Acquiport Company II, LLC.
(I) Tenant can cancel lease anytime after 9/30/10 with a payment equal to the present value of all remaining lease payments, including operating expenses, discounted at 6%.
(J) Tenant can cancel lease on 12/28/11 with 18 months notice and a payment equal to two years rent and two years of unamortized tenant allowance.
(K) Tenant can cancel lease with 12 months notice, on 5/1/13 and 3/1/15 for a payment of $2,850 and $1,500, respectively.
(L) The Company has a 30% economic interest in this property through Triple Net Investment Company LLC.
(M) The Company has a 33 1/3% economic interest in this property through Lexington Durham Limited Partnership.
(N) The Company has a 40% economic interest in this property through Lexington Oklahoma City, LP.
(O)  Tenant can cancel lease on 11/30/10 with 12 months notice.
(P) Tenant can cancel lease on 9/30/08 with 120 days notice for a payment of $40.
(Q) Tenant can terminate lease, for obsolescence by providing 120 days notice, anytime between 11/1/08 and 10/31/18 and pay a predetermined price or fair market value, whichever is greater.
(R) Tenant has the right to cancel the lease no earlier than 12/15/03 providing 12 months notice and a minimum payment stipulated in the lease.

                    The Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Properties by Location
                                     9/30/05


                                                                             Historical 9-Months
                                                                           Ended September 30, 2005
                                                                           ------------------------
No. of                           Number of     Percent      Square         Base Rent      Percent of
Locations      Location          Properties(3) Leased(4)     Feet(2)        ($000's)(1)   Base Rent
-----------------------------------------------------------------------------------------------------
 1             Texas                   21        95%        4,885,643   $     27,937       16.72%
 2             South Carolina          10       100         3,992,453         14,512        8.69
 3             Ohio                    12        93         4,272,331         11,953        7.16
 4             California              14        99         2,738,540         11,910        7.13
 5             Pennsylvania            12       100         2,472,403         10,625        6.36
 6             Florida                 11       100         2,288,148         10,374        6.21
 7             Michigan                13       100         2,462,723          9,030        5.41
 8             Virginia                10       100         1,399,643          8,083        4.84
 9             Utah                     1       100           295,000          6,580        3.94
10             Arizona                  8        83         1,035,009          6,514        3.90
11             Massachusetts            4       100           574,301          5,426        3.24
12             New Jersey               4       100           792,145          4,935        2.95
13             Georgia                  6       100           733,599          4,920        2.95
14             Tennessee                7        96         2,583,857          4,491        2.68
15             Illinois                 6       100         1,454,680          4,378        2.62
16             Oregon                   5       100           416,709          3,816        2.28
17             Indiana                  3       100           424,003          2,680        1.60
18             Iowa                     4       100         1,073,648          2,626        1.57
19             North Carolina           5       100           795,165          2,230        1.34
20             Kentucky                 6        96         1,698,768          1,795        1.07
21             Washington               4       100           305,849          1,783        1.07
22             Connecticut              2       100           197,764          1,672        1.00
23             Colorado                 3       100           363,240          1,379        0.83
24             Oklahoma                 3       100           272,723          1,269        0.76
25             Kansas                   2       100           397,682            996        0.60
26             Alabama                  1       100           595,346            790        0.47
27             Hawaii                   1       100            85,610            729        0.44
28             Louisiana                2       100           149,186            562        0.34
29             Maryland                 3       100           159,019            550        0.33
30             Mississippi              1       100           168,104            472        0.28
31             New Hampshire            1       100           500,500            463        0.28
32             Minnesota                1       100            18,620            411        0.25
33             Missouri                 1       100           166,641            351        0.21
34             Wisconsin                1       100            76,164            347        0.21
35             Idaho                    1       100            77,483            248        0.15
36             New York                 1       100           120,727            109        0.07
37             West Virginia            1       100            90,933             70        0.04
38             Maine                    1       100            78,610             21        0.01

               --------------------------------------------------------------------------------------
               Total                  192     97.7%        40,212,969   $    167,037      100.00%
               --------------------------------------------------------------------------------------



(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.
(2)  Includes properties owned as of September 30, 2005.
(3)  Includes properties owned during the nine months ended September 30, 2005.
(4)  As of September 30, 2005.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
              Lease Rollover Schedule by Property Type - Cash Basis
                                     9/30/05


                           Office                                    Industrial                                Retail
-------- ------------ --------------- -------------- ------------ -------------- ------------------------- ------------- -----------
           Square      Cash Rental      Net Rent       Square      Cash Rental      Net Rent    Square      Cash Rental    Net Rent
Year       Footage      Revenue(1)         PSF         Footage     Revenue(1)         PSF       Footage     Revenue(1)        PSF
-------- ------------ --------------- -------------- ------------ -------------- ------------------------- ------------- -----------
2005       100,026      $  2,895        $ 28.94               --    $      --         $   --           --  $        --     $    --
2006       276,456         2,461           8.90        1,190,237        6,199            5.21          --           --          --
2007       189,293         2,032          14.53        1,901,600        9,857            5.18          --           --          --
2008       573,959         7,628          13.64               --           --             --      215,418        1,788        8.30
2009     1,837,317        17,924          16.21          831,966        2,015            3.40     205,436        1,943        9.46
2010     2,024,363        18,912          14.26          675,655        2,436            3.61          --           --          --
2011       981,385        11,604          20.79        1,046,519          536            4.67     247,249        1,659        6.71
2012     1,860,247        18,282          12.69        4,305,199        9,924            4.28          --           --          --
2013     1,826,048        21,640          15.25           79,086          483            6.11          --           --          --
2014     1,861,427        19,388          15.70          965,160        3,522            3.65     303,893        1,137        3.74
2015     2,129,494        20,118          13.52          463,870        4,232            9.12      76,164          469        6.15
2016       509,642         5,545          17.90          559,258        3,663            6.55          --           --          --
2017       128,500           694          17.99          806,439        2,754            4.32     108,682        1,126       10.36
2018       450,198         3,121          13.33          668,034        2,519            3.77     806,672        1,175        2.37
2019       502,931         3,971          19.67        2,183,152        5,519            3.50          --           --          --
2020       221,900         2,890          18.31          666,437        5,000            7.50          --           --          --
2021       269,991         6,798          25.18        1,839,204        6,128            4.36          --           --          --
2022            --            --             --               --           --              --          --           --          --
2023            --            --             --               --           --              --          --           --          --
2024       187,262         1,069          19.02          693,000          568            2.73          --           --          --
2025            --            --             --        2,037,621        9,154            3.20          --           --          --
2026            --            --             --          500,500          427            2.56          --           --          --
Weighted Average                        $ 15.71                                       $  4.42                              $  5.11
                                         ======                                        ======                               ======


(1) Includes proportionate share of joint venture investments.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                      Lease Rollover Schedule - GAAP Basis
                                     9/30/05
                                    ($000's)



                                                                                Percentage of
                                                          Total                     Total
                            Number of              Annualized    Base             Annualized
Year                     Leases Expiring               Rent (1)                  Base Rent
------------------------------------------------------------------------------------------------------
2005                            1                 $          2,488                    1.0%
2006                            9                           10,240                    4.2
2007                            5                           11,251                    4.6
2008                            8                            8,902                    3.6
2009                           16                           22,216                    9.0
2010                           17                           20,363                    8.3
2011                           14                           16,723                    6.8
2012                           23                           26,257                   10.7
2013                           15                           22,112                    9.0
2014                           20                           23,887                    9.7
2015                           17                           25,730                   10.5
2016                            8                            7,008                    2.8
2017                            7                            4,483                    1.8
2018                           11                            6,868                    2.8
2019                            8                            8,868                    3.6
2020                            5                            7,586                    3.1
2021                            5                            9,265                    3.8
2022                            0                                0                    --
2023                            0                                0                    --
2024                            2                            1,637                    0.7
2025                            6                            9,154                    3.7
2026                            1                              617                    0.3
                 -------------------------------------------------------------------------------------
Total                         198                 $        245,655                  100.0%
                 =====================================================================================


(1) Includes proportionate share of joint venture investments.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                     9/30/05
                                    ($000's)


-----------------------------------------------------------------------------------------------------------------------
                                                                                    Current
                                                                                   Estimated
                                        Debt          Interest                       Annual              Balloon
Property - Fixed Rate                  Balance          Rate          Maturity    Debt Service(g)        Payment
-----------------------------------------------------------------------------------------------------------------------
Warren, OH(c)                        $   13,906          7.000%         Oct-07    $      6,160         $     --
Bristol, PA                               9,542          7.400          Feb-08             831            9,262
Boca Raton, FL(e)                        15,275          5.250          Mar-08             802           15,275
Decatur, GA                               6,457          6.720          Jun-08             579            6,049
Phoenix, AZ                              13,648          7.890          Jun-08           1,434           12,591
Palm Beach Gardens, FL                   11,016          7.010          Jun-08             970           10,418
Dubuque, IA                               7,081          4.890          Aug-08             513            6,588
Canton, OH                                3,192          7.150          Aug-08             313            2,936
Spartanburg, SC                           2,651          7.150          Aug-08             260            2,438
Florence, SC                              9,110          7.500          Feb-09             869            8,443
Ocala, FL                                12,306          7.250          Feb-09           1,332           10,700
Canton, OH                                1,128          9.490          Feb-09             388               --
Baton Rouge, LA                           1,771          7.375          Mar-09             208            1,478
Bristol, PA                               5,807          7.250          Apr-09             571            5,228
Livonia, MI(i)                           10,805          7.800          Apr-09             992           10,236
Henderson, NC                             4,247          7.390          May-09             417            3,854
Westland, MI                              2,222         10.500          Sep-09             683               --
Salt Lake City, UT                        9,924          7.610          Oct-09           2,901               --
High Point, NC                            8,636          5.750          Oct-09             695            7,741
Richmond, VA                             16,176          8.100          Feb-10           1,511           15,257
Hampton, VA                               4,394          8.260          Apr-10             415            4,144
Hampton, VA                               7,165          8.270          Apr-10             677            6,758
Tampa, FL                                 8,182          6.930          Aug-10             674            7,603
Tampa, FL                                 5,917          6.880          Aug-10             485            5,495
Herndon, VA                              18,506          8.180          Dec-10           1,723           17,301
San Diego, CA                             4,080          7.500          Jan-11             411            3,420
Tucson, AZ                                2,366          7.500          Jan-11             226            2,076
Columbia, SC                              3,310          7.540          Jan-11             317            2,905
Valley Forge, PA                         12,644          7.120          Feb-11           1,166           10,927
Glendale, AZ                             14,499          7.400          Apr-11           1,258           13,365
Wallingford, CT                           3,453          4.926          May-11             188            3,187
Farmington Hills, MI                     20,550          5.126          May-11           1,156           19,020
Dallas, TX                               30,582          5.126          May-11           1,589           30,582
Auburn Hills, MI                          6,953          7.010          Jun-11             637            5,918
Plymouth, MI                              4,626          7.960          Jul-11             463            3,949
Newport, OR                               6,803          5.030          Aug-11             470            5,980
Greenville, SC                           13,487          4.415          Jan-12             841           11,806
New Kingston, PA                          7,073          7.790          Jan-12             678            6,101
Mechanicsburg, PA                         5,221          7.780          Jan-12             500            4,503
New Kingston, PA                          3,370          7.780          Jan-12             323            2,906
Lake Forest, CA                          10,639          7.260          Feb-12             901            9,708
Memphis, TN                              17,827          5.247          May-12           1,022           16,222
Lakewood, CO                              8,694          5.097          May-12             487            7,890
Groveport, OH                             7,674          6.030          Oct-12             563            6,860
San Antonio, TX                          29,700          6.080          Oct-12           2,260           26,025
Fort Mill, SC                            11,270          6.000          Jan-13             839            9,904
Foxboro, MA(c)                           17,764          6.000          Jan-13           2,817               --
Waterloo, IA                              6,303          5.610          Feb-13             672            3,505
Indianapolis, IN                          9,638          5.168          May-13             546            8,580
Tempe, AZ                                13,648          5.148          May-13             770           12,144
Chelmsford, MA                            7,008          5.118          May-13             394            6,231
Southington, CT                          13,780          5.018          May-13             761           12,228
Houston, TX                              17,660          5.218          May-13           1,008           15,737
Scottsdale, AZ (i)                       14,170          5.268          May-13             757           13,594
Atlanta, GA                              45,238          5.268          May-13           2,603           40,356


                                       25


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                     9/30/05
                                    ($000's)

-----------------------------------------------------------------------------------------------------------------------
                                                                                    Current
                                                                                   Estimated
                                        Debt          Interest                       Annual              Balloon
Property - Fixed Rate                  Balance          Rate          Maturity    Debt Service(g)        Payment
-----------------------------------------------------------------------------------------------------------------------
Fort Meyers, FL                           8,912          5.268          May-13             476              8,550
Lancaster, CA (first)                    10,343          7.020          Sep-13             900              8,637
Lancaster, CA (second)                    8,706          5.920          Sep-13             642              7,518
Knoxville, TN                             5,182          5.950          Sep-13             381              4,496
Foxboro, MA(c)                           22,385          6.000          Jan-14           3,271                 --
Moody, AL                                 7,512          4.978          Jan-14             493              6,350
Mechanicsburg, PA                        13,479          5.730          Mar-14           1,045             10,538
Redmond, OR                               9,922          5.616          Apr-14             697              8,484
Clive, IA                                 5,920          5.139          May-14             334              5,151
Fort Mill, SC(f)                         20,300          5.373          May-14           1,106             18,311
Eau Claire, WI                            1,966          8.000          Jul-14             313                 --
Philadelphia, PA(h)                      49,000          5.060          Jul-14           2,514             43,547
Jackson, TN                              10,249          5.930          Jul-14             743              8,820
Carrollton, TX                           14,392          5.530          Jan-15             993             12,022
Southfield, MI                           10,905          4.550          Feb-15           1,058              4,454
Franklin, NC                              1,759          8.500          Mar-15             271                 --
Kalamazoo, MI                            17,625          5.411          May-15           1,037             15,087
Atlanta, GA                              11,325          5.260          May-15             604             10,502
Richmond, VA                             10,608          5.310          May-15             615              9,055
Knoxville, TN                             7,800          5.310          May-15             452              6,658
Jacksonville, FL                          5,804          5.110          May-15             326              4,919
Harrisburg, PA                            9,180          5.110          May-15             515              7,780
Houston, TX                              16,977          5.160          May-15             960             14,408
Houston, TX                              13,254          5.210          May-15             756             11,265
Tulsa, OK                                 7,688          5.060          May-15             428              6,517
San Antonio, TX                          13,071          5.340          May-15             761             11,149
Los Angeles, CA                          11,500          5.110          May-15             645              9,760
Fishers, IN                              13,182          5.160          May-15             746             11,188
Elizabethtown, KY                        25,603          4.990          Jul-15           1,647             21,182
Elizabethtown, KY                         4,822          4.990          Jul-15             310              3,990
Hopkinsville, KY                         15,001          4.990          Jul-15             965             12,411
Owensboro, KY                            10,846          4.990          Jul-15             698              8,974
Dry Ridge, KY                            12,128          4.990          Jul-15             780             10,034
Houston, TX(c)                           27,150          6.250          Sep-15           2,828              6,985
Houston, TX(c)                            7,612          6.250          Sep-15             700              2,222
Sugar Land, TX(c)                        17,560          6.250          Sep-15           1,770              6,286
Houston, TX(c)                           65,893          6.250          Sep-15           5,595             18,318
Southborough, MA                          1,918          7.500          Sep-15             275                 --
Danville, IL                              6,441          9.000          Jan-16             692              4,578
Temple, TX                                9,026          6.090          Jan-16             668              7,446
Bremerton, WA                             6,671          6.090          Apr-16             494              5,465
Dillon, SC                               11,538          7.900          Dec-16           1,263              5,273
Westmont, IL                             15,639          6.210          Mar-18           1,292              9,662
Wall Township, NJ(c)                     29,752          6.250          Jan-21           2,013                 --
Chester, SC                              13,937          5.380          Aug-25           1,144                362
                                     ----------          -----                        --------           --------
                                  $   1,199,577          5.227%                   $     99,242         $  873,778
                                     ----------          ------                       --------           --------

Property-Variable Rate
Milpitas, CA (a) (b)              $      12,305          7.700%       July-06     $      1,216         $   11,867
                                     ----------          ------                       --------           --------

Corporate
Credit Facility (d)               $           --           --         June-08     $         --         $      --
                                     -----------        -------                     ----------          ---------

Total                             $   1,211,882          5.252%                   $     100,458        $  885,645
                                     ==========          ======                       =========          ========

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Mortgages Payable
                                     9/30/05
                                     (000's)


(a)  Floating rate debt, 30 day LIBOR plus 400 bps;
(b) All property cash flows, net of interest expense, are used for principal amortization.
(c)  Debt balances based upon imputed interest rates.
(d)  Floating rate debt 30/60/90 day LIBOR plus 120 to 170 bps.
(e)  Interest only through maturity.
(f) Interest only through 10/1/07. Commencing 11/1/07 annual debt service of $1,364 is due.
(g)  Remaining payments for debt with less than 12 months to maturity.
(h)  The Company has an 80.5% interest in the property securing the mortgage.
(i)  Included in discontinued operations.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Mortgages Payable
                                     9/30/05
                                     (000's)



-----------------------------------------------------------------------------------------------------------------------
                                                                                           Current
                                               LXP                                        Estimated
                                 Debt     Proportionate     Interest                        Annual          Balloon
Joint Venture Property         Balance        Share           Rate         Maturity      Debt Service       Payment
-----------------------------------------------------------------------------------------------------------------------
Santa Clarita, CA(3)         $  28,200   $     8,460          4.750          Oct-09     $   1,340         $   28,200
Columbia, SC(1)                 23,917         9,567          7.850          Oct-09         2,196             22,586
Houston, TX(2)                  20,465         6,822          7.580          Oct-09         2,032             18,229
Fishers, IN(2)                  14,577         4,859          8.190          Apr-10         1,499             12,960
Lorain, OH(5,8)                  3,435         1,031          6.000          Jul-10           873                 --
Manteca, CA(5,8)                 2,427           728          6.000          Jul-10           616                 --
Watertown, NY(5,8)               2,282           685          6.000          Jul-10           580                 --
Fairlea, WV(5,8)                 1,603           481          6.000          Jul-10           407                 --
San Diego, CA(5,8)               1,547           464          6.000          Jul-10           393                 --
Galesburg, IL(5,8)               1,362           409          6.000          Jul-10           346                 --
Irving, TX(2)                   26,094         8,698          8.160          Oct-10         2,432             24,454
Lake Mary, FL(2)                12,992         4,331          7.880          Oct-10         1,181             12,118
Lake Mary, FL(2)                12,954         4,318          7.880          Oct-10         1,178             12,082
Parsippany, NJ(2)               40,201        13,400          7.350          Mar-11         3,472             37,047
Novato, CA(3)                   22,309         6,693          5.750          Jul-11         1,600             20,307
Winchester, VA(2)               10,564         3,521          7.330          Aug-11           908              9,675
Antioch, TN(8)                  14,404         4,321          7.940          Oct-11         1,580             11,177
Milford, OH(2)                  16,435         5,478          8.170          Feb-12         1,764             12,686
Des Moines, IA(8)               22,761         6,828          5.147          May-12         1,188             22,153
Fort Worth, TX(8)               19,645         5,894          5.097          May-12         1,036             17,823
Raleigh, NC(3)                  12,900         3,870          4.947          May-12           647             12,543
Farmington Hills, MI(2)         20,711         6,904          5.420          Sep-12         1,500             17,724
Laurens, SC(2)                  17,045         5,682          6.000          Sep-12         1,396             14,022
Temperance, MI(2)               11,427         3,809          6.000          Sep-12           936              9,400
Baton Rouge, LA(8)               6,822         2,047          4.900          Oct-12           443              5,943
Plymouth, MI(3)                 12,349         3,705          6.220          Dec-12         1,026             10,026
Colorado Springs, CO(2)         11,625         3,875          6.250          Dec-12           887             10,272
Centennial, CO(8)               15,578         4,673          6.150          Feb-13         1,177             13,555
Los Angeles, CA(4)              80,182        20,046          5.330          May-13         4,333             73,071
Dallas, TX(8)                   40,921        12,276          5.218          May-13         2,206             36,453
Malvern, PA(3)                  13,098         3,929          5.530          Jan-14           916             11,236
Arlington, TX(4)                21,578         5,395          5.810          Feb-14         1,551             18,588
New Lenox, IL(3)                17,400         5,220          5.510          Feb-14           972             17,400
Logan Township, NJ(3)            7,690         2,307          4.760          Apr-14           371              6,784
Rancho Cordova, CA3, (5)        18,634         5,590          6.000         Sept-14         1,457             14,646
Weston, FL(3)                   10,743         3,223          5.420          Nov-14           733              9,066
Issaquah, WA(4)                 32,800         8,200          5.001          Dec-14         1,663             30,388
Canonsburg, PA(8)                9,095         2,729          5.377          Dec-14           489              9,095
Chicago, IL(3)                  29,900         8,970          5.105          Jan-15         1,548             29,900
Herndon, VA(3)                  12,269         3,681          5.920          Apr-15           888             10,359
Richmond, VA(3)                 19,800         5,940          5.110          May-15         1,026             18,321
Oklahoma City, OK(7)            14,749         5,900          5.240          May-15           784             13,673
McDonough, GA(4)                12,675         3,169          5.212          Jun-15           670             11,349
Mission, TX(8)                   6,452         1,936          5.780          Jun-15           462              5,371
Houston, TX(3)                  23,910         7,173          5.410          Oct-15         1,311             21,846
Wilmington, NC(4)               13,000         3,250          5.190          Mar-17           684             11,580
Weston, FL(3)                    7,421         2,226          5.520          Nov-17           512              5,758
Lorain, OH(5,8)                  1,480           444          6.000          Jul-18           108                 --
Manteca, CA(5,8)                 1,045           314          6.000          Jul-18            77                 --
Watertown, NY(5,8)                 983           295          6.000          Jul-18            72                 --
Fairlea, WV(5,8)                   691           207          6.000          Jul-18            51                 --
San Diego, CA(5,8)                 666           200          6.000          Jul-18            49                 --
Galesburg, IL(5,8)                 587           176          6.000          Jul-18            43                 --
Overland Park, KS(4)            37,620         9,405          5.830          May-19         2,224             31,819


                                       28


                                             Lexington Corporate Properties Trust
                                                Supplemental Reporting Package
                                                       Mortgages Payable
                                                            9/30/05
                                                            (000's)

-----------------------------------------------------------------------------------------------------------------------
                                                                                           Current
                                               LXP                                        Estimated
                                 Debt     Proportionate     Interest                        Annual          Balloon
Joint Venture Property         Balance        Share           Rate         Maturity      Debt Service       Payment
-----------------------------------------------------------------------------------------------------------------------

Kansas City, MO(4)              17,950         4,488          5.830          May-19         1,061             15,182
West Chester, PA(3)             10,772         3,232          6.750          Jul-19         1,204                 --
Meridian, ID(4)                 10,320         2,580          6.010          Aug-19           753              7,658
Streetsboro, OH(4)              20,200         5,050          5.285         Sept-19         1,082             16,338
Lenexa, KS(4)                   10,366         2,592          6.270          Dec-19           774              7,755
Oakland, ME(4)                  10,500         2,625          5.930          Oct-20           750              7,660
Durham, NH(6)                   19,182         6,394          6.730          Mar-21         1,309                 --
                               -------      --------     ----------                     ---------           --------
                             $ 941,310   $   280,715          5.987%                    $  66,766         $   796,278
                               =======      ========     ==========                     =========           =========


1. The Company has a 40% economic interest in this property through Lexington Columbia LLC.
2 The Company has a (33) 1/3% economic interest in this property thorough Lexington Acquiport Company LLC.
3 The Company has a 30% economic interest in this property through Lexington/Lion Venture LP.
4 The Company has a 25% economic interest in this property through Lexington Acquiport Company II, LLC.
5.   Debt balances based upon imputed rates.
6. The Company has a (33) 1/3% economic interest in this property through Lexington Durham LP.
7. The Company has a 40% economic interest in this property through Lexington Oklahoma City, LP. 8. The Company has a 30% economic interest in this property through Triple Net Investment Company LLC.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Debt Maturity Schedule
                                     9/30/05
                                    ($000's)



                                          Consolidated properties
------------------------------------------------------------------------------------------------------------

                                 Scheduled                   Balloon                 Balloon Weighted
                               Amortization                Payments(1)            Average Interest Rate
                               ------------                --------               ---------------------

2005 - remaining                $     5,802                $         0                         --
2006                                 28,776                     11,867                         7.70%
2007                                 36,316                          0                         --
2008                                 31,106                     65,557                         6.60
2009                                 32,174                     47,680                         7.18
                                  ---------                  ---------                  -----------
                                $   134,174                $   125,104                         6.92%
                                  =========                  =========                  ===========



                            Joint venture properties - LXP proportionate share
------------------------------------------------------------------------------------------------------------

                                 Scheduled                   Balloon                 Balloon Weighted
                               Amortization                Payments(2)            Average Interest Rate
                               ------------                --------               ---------------------
2005 - remaining                $       564               $         0                          --
2006                                  3,311                         0                          --
2007                                  3,828                         0                          --
2008                                  4,229                         0                          --
2009                                  4,755                    23,570                          6.67%
                                  ---------                 ---------                   -----------
                                $    16,687               $    23,570                          6.67%
                                  =========                 =========                   ===========


(1) Properties encompassing totals are detailed on pages 22 and 23.
(2) Properties encompassing totals are detailed on pages 24 and 25.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Revenue By Tenant Industry
                                     9/30/05



--------------------------------------------------------------------------------
                                                     Percentage of Historical
Tenant Industry                                        9 Month Base Rent (1)
--------------------------------------------------------------------------------
Energy                                                           14.5%
Finance/Insurance/Professional Services                          13.4
Technology                                                       11.2
Automotive                                                        7.2
Telecommunications                                                6.2
Transportation/Logistics                                          5.7
Retail-Department/ Discount Store                                 5.6
Healthcare                                                        4.6
Media/Advertising                                                 4.5
Food                                                              4.3
Construction Materials                                            4.0
Retail-Specialty                                                  4.0
Consumer Products/Other                                           3.9
Printing/Production                                               3.1
Aerospace/Defense                                                 2.4
Retail-Electronics                                                1.6
Health/Fitness                                                    1.2
Apparel                                                           1.1
Security                                                          1.0
Paper/Containers & Packaging                                      0.5
                                                              -------
                                                                100.0%


(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                 Revenue by MSA
                                     9/30/05

                                                                   Percent of
                                                                 Base Rent for 9
                                                                  Months Ended
                                                                     9/30/05
--------------------------------------------------------------------------------
     1  Houston-Galveston-Brazoria-TX                                 7.85%
     2  Dallas-Fort Worth-TX                                          6.25%
     3  Los Angeles-Riverside-Orange County-CA                        5.20%
     4  Detroit-Ann Arbor-Flint-MI                                    4.70%
     5  Philadelphia-Wilmington-Atlantic City- PA-NJ-DE-MD            4.24%
     6  New York-Northern New Jersey-Long Island-NY-NJ-CT-PA          3.62%
     7  Boston-Worcester-Lawrence-MA-NH-ME-CT                         2.92%
     8  Chicago-Gary-Kenosha-IL-IN-WI                                 2.89%
     9  Youngstown-Warren-OH                                          2.87%
    10  Salt Lake City-Ogden-UT                                       2.82%
    11  Phoenix-Mesa-AZ                                               2.64%
    12  San Francisco-Oakland-San Jose-CA                             2.41%
    13  Columbia-SC                                                   2.41%
    14  Kansas City-MO-KS                                             2.31%
    15  Charlotte-Gastonia-Rock Hill-NC-SC                            2.08%
    16  Atlanta-GA                                                    2.05%
    17  Richmond-Petersburg-VA                                        1.88%
    18  Washington-Baltimore-DC-MD-VA-WV                              1.86%
    19  Indianapolis-IN                                               1.85%
    20  Harrisburg-Lebanon-Carlisle-PA                                1.85%
    21  Orlando-FL                                                    1.84%
    22  Seattle-Tacoma-Bremerton-WA                                   1.64%
    23  San Antonio-TX                                                1.43%
    24  West Palm Beach-Boca Raton-FL                                 1.42%
    25  Cleveland-Akron-OH                                            1.27%
    26  Cincinnati-Hamilton-OH-KY-IN                                  1.06%
    27  Laurens-SC                                                    1.04%
    28  Denver-Boulder-Greeley-CO                                     0.98%
    29  Columbus-OH                                                   0.97%
    30  Sacramento-Yolo-CA                                            0.90%
    31  Miami-Fort Lauderdale-FL                                      0.89%
    32  Des Moines-IA                                                 0.82%
    33  Dillon-SC                                                     0.81%
    34  Greenville-Spartanburg-Anderson-SC                            0.79%
    35  Tampa-St. Petersburg-Clearwater-FL                            0.78%
    36  Ocala-FL                                                      0.72%
    37  Memphis-TN-AR-MS                                              0.71%
    38  Nashville-TN                                                  0.67%
    39  Norfolk-Virginia Beach-Newport News-VA-NC                     0.65%
    40  Knoxville-TN                                                  0.64%
    41  Kalamazoo-Battle Creek-MI                                     0.63%
    42  San Diego-CA                                                  0.60%
    43  Chester-SC                                                    0.57%
    44  Florence-SC                                                   0.55%
    45  Colorado Springs-CO                                           0.53%
    46  Wilmington-NC                                                 0.52%
    47  Hartford-CT                                                   0.51%
    48  Killeen-Temple-TX                                             0.50%

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                 Revenue by MSA
                                    9/30/05


                                                                   Percent of
                                                                 Base Rent for 9
                                                                  Months Ended
                                                                     9/30/05
--------------------------------------------------------------------------------
    49  Redmond-OR                                                    0.50%
    50  Baton Rouge-LA                                                0.49%
    51  Winchester-VA                                                 0.48%
    52  Jackson-TN                                                    0.46%
    53  Jacksonville-FL                                               0.44%
    54  Pittsburgh-PA                                                 0.43%
    55  Boise City, ID                                                0.41%
    56  Portland-Salem-OR-WA                                          0.38%
    57  Dubuque-IA                                                    0.37%
    58  Canton-Massillon-OH                                           0.37%
    59  Tulsa-OK                                                      0.37%
    60  Elizabethtown, KY                                             0.36%
    61  Greensboro-Winston-Salem-High Point-NC                        0.35%
    62  Birmingham-AL                                                 0.34%
    63  Oklahoma, OK                                                  0.34%
    64  Raleigh-Durham-Chapel Hill-NC                                 0.33%
    65  Klamath Falls-OR                                              0.32%
    66  Waterloo-Cedar Falls-IA                                       0.32%
    67  McAllen-Edinburg-Mission-TX                                   0.32%
    68  Honolulu-HI                                                   0.31%
    69  Newport-OR                                                    0.31%
    70  Danville-IL                                                   0.30%
    71  Henderson-NC                                                  0.26%
    72  Stockton-Lodi-CA                                              0.23%
    73  Fort Meyers-FL                                                0.21%
    74  New Haven-West Haven-Bridgeport-CT                            0.19%
    75  Minneapolis-St. Paul-MN-WI                                    0.18%
    76  Clarksville-Hopkinsville-TN-KY                                0.17%
    77  Watertown-NY                                                  0.16%
    78  Eau Claire-WI                                                 0.15%
    79  Tucson-AZ                                                     0.14%
    80  Clackamas-OR                                                  0.12%
    81  Mansfield-OH                                                  0.12%
    82  Franklin-NC                                                   0.12%
    83  Gordonsville, TN                                              0.11%
    84  Lewisburg-WV                                                  0.10%
    85  Galesburg-IL                                                  0.09%
    86  Owensboro-KY                                                  0.09%
    87  Lavonia-GA                                                    0.08%
    88  Oakland-ME                                                    0.04%
    89  Lynchburg-VA                                                  0.00%
--------------------------------------------------------------------------------
        Totals                                                      100.00%

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                               Other Revenue Data
                                     9/30/05


                                     Historical 9-Month Base Rent
Revenue by Property Type                      ($000's)(A)          Percentage
--------------------------------------------------------------------------------

Office                                     $    109,166                65.4%
Industrial                                       49,621                29.7
Retail                                            8,250                 4.9
                                             ----------             -------
                                           $    167,037               100.0%
                                             ==========             =======

Revenue by Credit Rating(C)
---------------------------
Investment Grade                           $     69,432                41.6%
Non-Investment Grade                             32,739                19.6
Unrated                                          64,866                38.8
                                           ------------             -------
                                           $    167,037               100.0%
                                           ============             =======


                                                                                   Percentage of
                                                                                  Base Rent for 9
                                        Number of                                      Months
Top 15 Tenants/Guarantors             Properties(B) Property Type                 Ended 9/30/05(A)
-----------------------------------------------------------------------------------------------------
Baker Hughes, Inc.                          4       Office (3)/Industrial (1)          5.9%
Kmart Corporation                           7       Industrial(1)/Retail (6)           4.0
Northwest Pipeline Corp.                    1       Office                             3.9
Dana Corporation                           10       Office (1)/Industrial (9)          3.0
Wells Fargo Home Mortgage, Inc.             2       Office                             2.9
Invensys Systems, Inc. (Siebe, Inc.)        2       Office                             2.6
Exel Logistics, Inc.(NFC plc)               4       Industrial                         2.2
Nextel Finance Company                      4       Office                             2.1
Owens Corning                               4       Industrial                         1.8
Internet Security Systems, Inc.             2       Office                             1.7
Harcourt Brace                              1       Industrial                         1.5
James Hardie Building Products, Inc.        1       Industrial                         1.5
(James Hardie Industries N.V.)
Michaels Stores, Inc.                       2       Industrial                         1.5
Circuit City Stores, Inc.                   2       Office(1)/Industrial (1)           1.4
Aventis Pharmaceuticals                     1       Office                             1.3
                                            -                                          ---
                                           47                                         37.3%
                                           ==                                         =====



(A) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through the date of sale.
(B)  As of September 30, 2005.
(C)  As of September 30, 2005.